                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Nortel Networks Corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C. 20549, under the provisions of the Securities Act of 1933, as amended (the "Act"), the Registration Statement on Form S-8 (the "Registration Statement") of the Corporation related to the common shares of the Corporation, hereby constitutes and appoints Nicholas J. DeRoma, Deborah J. Noble and Blair
F. Morrison, his or her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for such director or officer and in such director's or officer's name, place and stead, in any and all capacities, to sign the Registration Statement, including any pre-effective and post-effective amendments, and other documents relating thereto (individually and collectively, the "Amendments"), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest said seal and to file the Registration Statement and the Amendments, with all exhibits thereto, and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned have signed this Power of Attorney as of the 30th day of October, 2000.



/s/ J.J. Blanchard                  /s/ R.E. Brown                      /s/ F.C.Carlucci
----------------------              ----------------------              ------------------------
    J.J. Blanchard                        R.E. Brown                        F.C. Carlucci


/s/ F.A. Dunn                       /s/ L.Y. Fortier                    /s/ R.A. Ingram
----------------------              ----------------------              ------------------------
       F.A. Dunn                         L.Y. Fortier                        R.A. Ingram


/s/ J.A. Roth                       /s/ G. Saucier                      /s/  S.H. Smith, Jr.
----------------------              ----------------------              ------------------------
       J.A. Roth                          G. Saucier                       S.H. Smith, Jr.


/s/ L.R. Wilson                     /s/ D. C. Beatty
----------------------              ----------------------
      L.R. Wilson                         D.C. Beatty